Simplify Stable Income ETF

BUCK

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2023, as revised November 17, 2023

Advised by: Simplify Asset Management Inc. 222 Broadway, 22nd Floor New York, NY 10038

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2023, as supplemented November 17, 2023, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY STABLE INCOME ETF

Investment Objective: The Simplify Stable Income ETF (the “Fund” or “BUCK”) seeks to provide monthly income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the table or expense examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	Other Expenses have been restated. The Fund no longer engages in transactions that incur interest expense.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period October 28, 2022 (commencement of operations) through June 30, 2023, the Fund’s portfolio turnover rate was 0% of the aggregate value of the portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser seeks to fulfill the Fund’s investment objective by using two income strategies: (1) an interest income strategy and (2) an income generating option strategy. “Stable Income” in the Fund’s name refers to the strategy goal of producing income that is reflective of current short term interest rates without large swings in the Fund’s net asset value per share. However, the Fund is not a money market fund and is not intended to have an unchanging net asset value per share.

Interest Income Strategy

The Fund invests primarily in interest income producing U.S. Treasury securities such as bills, notes, and bonds and fixed income ETFs that invest primarily in U.S. Treasuries. The Fund targets an average securities portfolio duration of one year or less but does not restrict individual security maturity. Duration is a measure of the price sensitivity of a debt instrument when interest rates change. For example, if a note has a duration of 1 year, a 1% rise in rates would result in a 1% decline in price. The adviser selects securities to maximize portfolio yield within the current duration target and the adviser sells securities primarily to adjust portfolio duration.

Income Generating Option Strategy

To generate additional income, the Fund employs an exchange-traded and over-the-counter (“OTC”) option spread writing strategy on equity, fixed income, volatility, commodity, and currency ETFs and exchange traded products (“ETPs”).The adviser focuses on index-based domestically-traded ETFs, for example, such as those linked to the S&P 500® Index or the Bloomberg US Aggregate Bond Index. The adviser selects equity ETFs holding stocks of any market capitalization and fixed income ETFs holding securities of any maturity or credit quality. A call option gives the owner the right, but not the obligation, to buy an ETF at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell an ETF at a specified price (strike price) within a specific time period. By selling put and call options in return for the receipt of premiums (the purchase price of an option), the adviser attempts to increase Fund income as the passage of time decreases the value of the written options. Gains from written option premiums are capital gains, but commonly referred to as income. The option writing strategy is a form of leveraged investing. The adviser focuses on writing short-term options with less than one-month to maturity because their value erodes faster than long-term options.

Call Spread Sub-Strategy

When the adviser believes an ETF’s price will decrease, remain unchanged, or only increase slightly it employs a call spread strategy. In a call option spread, the Fund sells (writes) an out of the money (above current market price) call option while also purchasing a further out of the money call option.

Put Spread Sub-Strategy

When the adviser believes an ETF’s price will increase, remain unchanged, or only decrease slightly it employs a put spread strategy. In a put option spread, the Fund sells (writes) an out of the money (below current market price) put option while also purchasing a further out of the money put option.

The adviser expects the written options to expire worthless, but purchases lower-cost further out of the money options to insulate the Fund from large losses if the written options increase in value. The adviser expects options to be held to expiration, but may adjust positions following a large (over 10%) price swing in an option’s reference ETF.

When writing options, the Fund is required to post collateral to assure its performance to the option buyer. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund expects to gain exposure to certain options markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Fund’s investment adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to options markets in accordance with applicable rules and regulations.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Spread writing exposes the Fund to losses up to the amount between strike prices of the purchased option and the written option.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and may invest in underlying ETFs. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade in the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Shares’ NAV.

○	The market price of the Shares may deviate from NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Below investment grade debt (commonly known as junk bonds) is subject to heighted credit risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Underlying Fund Risk. Other investment companies, i.e. ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly.

Commodity Risk. Investments linked to commodity derivatives can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodity derivatives may experience large losses. The value of instruments linked to commodity derivatives may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Currency Risk. The Fund holds investments that provide exposure to certain currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Performance: The Fund does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Also, shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855)772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: Paul Kim, Chief Executive Officer of the Adviser and; David Berns, Chief Investment Officer of the Adviser; have each served the Fund as a portfolio manager since it commenced operations in October 2022. Shailesh Gupta, Head of Trading for the Adviser, has served the Fund as a portfolio manager since November 2023. Mr. Kim, Dr. Berns and Mr. Gupta are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. Information on the Fund’s market price, NAV, premium and discount, and the bid/ask spread is available at www.simplify.us.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.